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                                                                     EX-99.q.6.a

                      FORM OF CERTIFICATE OF THE SECRETARY
                                       OF
                                THE BRINSON FUNDS

                     RESOLUTION APPOINTING POWER OF ATTORNEY

         Pursuant to Paragraph 24 of Regulation S-K of the Securities Act of 1933, The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

         1. Attached hereto as incorporated by reference into the Trust's Registration Statement is a true and complete copy of a resolution adopted by the Board of Trustees of the Trust (the "Resolution") with respect to the Power of Attorney appointing Karl Hartmann, Gregory Pickard, Kathleen O'Neill, Ellen O'Brien, Patricia Leyne and Kelli Meidhof (each with full power to act alone) as attorneys-in-fact for the Trust, and the Trustees, President, Vice President, Principal Accounting Officer, Secretary and Treasurer of the Trust, for the purpose of executing and filing on behalf of the Trust all requisite papers and documents with the U.S. Securities and Exchange Commission and the offices of the securities administrators of the states to comply with applicable federal and state securities laws, is hereby approved and may be executed by each designated officer.

         2. The Resolution was unanimously adopted by the Trust's Board of Trustees at the regularly scheduled Board Meeting held on August 28, 2001 and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 28th day of August, 2001.


(Trust Seal)


                                       /s/ Amy R. Doberman
                                       -----------------------------------
                                       Amy R. Doberman, Secretary
                                       The Brinson Funds

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                      RESOLUTION ADOPTED ON AUGUST 28, 2001
          AND INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT
                              OF THE BRINSON FUNDS


                          APPOINTMENT POWER OF ATTORNEY

"RESOLVED,        that the proposed Power of Attorney, in substantially the form presented to this meeting, appointing Karl Hartmann, Gregory
                  Pickard, Kathleen O'Neill, Ellen O'Brien, Patricia Leyne and
                  Kelli Meidhof (each with full power to act alone) as attorneys-in-fact for the Trust, and the Trustees, President, Principal Accounting Officer, Secretary and Treasurer of the
                  Trust, for the purpose of executing and filing on behalf of the Trust all requisite papers and documents with the U.S.
                  Securities and Exchange Commission (the "SEC") and the offices of the securities administrators of the states to comply with applicable federal and state securities laws, is hereby approved and may be executed by each designated officer."